Exhibit 10

                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

         This Executive Severance Agreement ("Agreement") is being made in Chicago, Illinois, on this 4th day of October 2000, by and between ebix.com, Inc. ("EBIX"), a Delaware corporation, formerly known as Delphi Information Systems, Inc. and Richard J. Baum ("Executive"), who presently serves as Senior Vice President - Finance and Administration, Chief Financial Officer and Secretary of EBIX.

                                    RECITALS

         WHEREAS EBIX provides services and products to the insurance industry and to the general public, and is presently in a state of redefinition which could include a possible sale of part or all of the company.

         WHEREAS Executive is part of EBIX's executive workforce, is a critical asset to EBIX, and is especially necessary at this time.

         WHEREAS EBIX desires that Executive remain employed by EBIX, and recognizes that Executive needs some special assurances at this time.

         WHEREAS EBIX is a publicly-traded company that desires stability in its executive workforce. Said stability is a benefit to EBIX's shareholders, especially during this period of redefinition.

         WHEREAS EBIX and Executive understand that to ensure stability in EBIX's executive workforce, and to protect Executive in the event of a change of control of the company, an Executive Severance Agreement is a valuable component of a benefit package.

                                  CONSIDERATION

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, in consideration of Executive continuing his employment with EBIX, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows.

                                      TERMS

         1. ADOPTION OF RECITALS. The foregoing recitals are hereby adopted and incorporated herein and made a part of this Agreement.

         2. SEVERANCE AGREEMENT. This Severance Agreement provides for Severance Pay and Severance Insurance payable or provided, as the case may be, as follows:

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                  A. Severance Pay, Salary. Upon an Event Triggering Payment of
Severance as described in Section 3, EBIX shall pay Executive a Severance salary, in an amount equal to the highest annual salary earned by Executive during the twelve (12) month period ending with the last day of employment (calculated as the product of 12 and the highest monthly base salary earned by him during such period). EBIX shall pay Executive his Severance salary in twelve
(12) equal monthly installments commencing on the last day of the calendar month immediately subsequent to his last day of his employment by EBIX. Payment of the Severance salary is subject to normal withholding ("Normal Withholding"), i.e., withholding required for income taxes, FICA, premiums for benefit plan coverages, and any other withholding to which Executive consents in writing or which is required by applicable law.

                  B. Severance Pay, Bonus. Upon an Event Triggering Payment of Severance as described in Section 3, EBIX shall pay Executive a bonus for the calendar year in which his employment terminates in an amount equal to the bonus paid to Executive during the immediately preceding calendar year multiplied by a fraction, the numerator of which is the number of whole months elapsed in the calendar year of termination and the denominator of which is 12. EBIX shall pay the Executive the Severance bonus portion in full within (30) thirty days of the last day of employment, subject to Normal Withholding..

                  C. Severance Insurance, Medical Coverage. Upon an Event Triggering Payment of Severance as described in Section 3, if Executive has been insured with this coverage throughout the six months ending with the last day of employment (and is eligible for and elects COBRA coverage), EBIX shall subsidize COBRA coverage so that, during the twelve month period commencing with the month commencing after the last day of employment, the Executive is not required to pay more toward the premiums than a similarly situated executive who remains actively employed by EBIX. After the end of such twelve month period, the Executive shall be solely responsible for COBRA premiums for the balance of the COBRA period.

         3. Events Triggering Payment of Severance. EBIX shall be obligated to comply with the Severance Plan Salary, Bonus and Medical Coverage provisions set forth in Section 2 of this Agreement, if the events described in Paragraphs A and B of this Section occur:

                  A. There is a change of control of EBIX. "Change of Control" shall mean either of the following:

                           (i) the acquisition (other than from EBIX) by any
                  person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act") [excluding for this purpose EBIX or its subsidiaries or any employee benefit plan of EBIX or its subsidiaries which acquires beneficial ownership of voting securities of EBIX) of beneficial ownership (within the meaning of Rule 13(d)-3 promulgated under the Exchange Act) of securities of EBIX, resulting in such person, entity or group having greater than


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                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

                  30% of either the then outstanding shares of common stock or the combined voting power of EBIX's then outstanding voting securities entitled to vote generally in the election of directors, or

                           (ii) a change in composition of the Board of
                  Directors of EBIX ("Board") such that a majority of its members at any time are not "Incumbent Members." For this purpose, an "Incumbent Member" is any member of the Board on the date hereof and any member of the Board nominated or elected as such by the Board at a time when a majority of its members are "Incumbent Members," and

                  B. Within twelve (12) months after a Change of Control of EBIX,

                           (i) Executive is fired for any reason without cause(as defined in Section 3.C. hereof); or

                           (ii) Executive resigns due to a demotion or other new
                  and onerous requirement placed on Executive, including but not limited to, relocation of Executive's office greater than 50 miles from its current location. A demotion is defined as a material reduction in salary and benefits, which includes bonus opportunity, which reduction does not apply to the ten most highly compensated employees of the Company generally, or a material reduction in title or responsibilities. For purposes of this clause (ii), a reduction is "material" if it would be viewed as significant to a reasonable person in Executive's position in determining whether to continue in such position.

                  C. "Cause" means any of the following: (i) commission by Executive of any felony which includes as an element of the crime a premeditated intention to commit the act, (ii) Executive's inability to perform his duties due to habitual alcohol use or drug addition, (iii) serious misconduct involving dishonesty in the course of Executive's employment, or (iv) Executive's habitual neglect of his duties (other than on account of disability) which habitual neglect materially adversely affects Executive's performance of duties and continues for thirty (30) days following Executive's receipt of notice from the Board which specifically identifies the nature of the habitual neglect and the duties that are materially adversely affected and states that, if not cured, such habitual neglect constitutes grounds for termination.

         4. COOPERATION. Executive agrees to cooperate with EBIX for a period of twelve (12) months after the last day of employment in respect of corporate administrative affairs arising during his employment, including but not limited to answering questions posed by EBIX employees, counsel, or auditors; providing a summary of matters pending as of the last day of employment, if requested and within 21 days of the request; signing corporate minutes; or any other reasonable requests made by EBIX.

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                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

         5. INDEMNIFICATION; HOLD HARMLESS. EBIX agrees to indemnify, defend, and hold Executive, or his heirs, legatees or estate, forever harmless to the fullest extent permitted by law from any and all damages, claims, demands, judgments, losses, costs and expenses, including but not limited to reasonable attorneys' fees and costs ("Losses") arising out of law suits or other legal procedures which may hereinafter at any time be incurred, suffered, sustained by or imposed upon Executive that may be due or required to be paid by virtue of, or incident to, the performance of Executive's duties, including but not limited to the authorization and execution of contracts on behalf of EBIX, other than any such Losses arising by virtue of or incident to Executive's gross neglect or willful misconduct. For purposes of this Section 5, "gross neglect" means neglect or negligence that is substantially greater than ordinary neglect or negligence.

         6. CONFIDENTIALITY OF PROPRIETARY INFORMATION. Executive agrees to keep confidential all proprietary information belonging to EBIX. Proprietary information includes, but is not limited to, client lists, as well as technical, marketing, business, financial, or other information that may reasonably be considered confidential.

                  For a period of one (1) year after Executive's employment by EBIX is terminated, but only if such termination results in payment of the severance benefits provided for in Section 2, Executive shall not, without the prior written consent of EBIX, directly or indirectly, as an individual or otherwise, own, manage, operate, control, be or remain employed or retained by, render any services for, or be financially interested in any manner (other than as a shareholder of five percent 5% or less of the capital stock of a corporation whose publicly traded securities are listed on a national or regional securities exchange or the NASDAQ Stock Market) in any corporation, firm, partnership, sole proprietorship or other entity which at any time during such period of one (1) year after the date of termination of employment, is engaged in offering insurance on the internet or offering transaction processing of insurance, or was so engaged at any time within one year prior to such termination date. EBIX does business and renders services throughout the U. S. and the rest of the world and it is therefore agreed that the foregoing restriction shall be operative throughout the U.S. and the rest of the world.

         7. NON-DISPARAGEMENT. Executive agrees that he will not at any time, or in any way, either verbally or in writing, or by gesture or innuendo, disparage, place in false light, or demean EBIX, its directors, officers, employees, or any activities in which EBIX is involved. EBIX agrees that it, through its officer and directors, will not, at any time, or in any way, either verbally or in writing, or by gesture or innuendo, disparage, place in false light, or demean the Executive.

         8. CONFIDENTIALITY OF THIS AGREEMENT. Executive agrees that all the terms and conditions of this agreement are confidential and that said terms and conditions shall not be disclosed, discussed, or in any way revealed by Executive to any persons or entities, whether inside or outside of EBIX, other than Executive's attorney, or personal tax advisor, as may be necessary, or in any action to enforce the terms of this Agreement. Confidentiality extends to the mere fact that this agreement has been offered to Executive by EBIX.

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                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

         EBIX and Executive recognize and acknowledge that notwithstanding the foregoing, this Agreement will pursuant to law be filed as an exhibit to the next Form 10-K or Form 10-Q to be filed by EBIX and described in EBIX's Form 10-K and proxy statement.

         In the event that Executive is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any information supplied to Executive in the course of his dealings with EBIX or its representatives, it is agreed that Executive will provide EBIX with prompt notice of such request(s) and the documents requested thereby so that EBIX may seek an appropriate protective order and/or waive Executive's compliance with the provisions of this Agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder Executive is nonetheless, in the written opinion of Executive's counsel, compelled to disclose information concerning EBIX to any tribunal or else stand liable for contempt or suffer other censure or penalty, Executive may disclose such information to such tribunal without liability hereunder; provided, however, that Executive shall give EBIX written notice of the information to be so disclosed as far in advance of its disclosure as is practicable and shall use his best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the information required to be disclosed as EBIX designates.

         9. RETURN OF EBIX PROPERTY. Executive agrees to return to EBIX, by the close of business on his last day of employment, all property belonging to EBIX which was or may be in the Executive's possession, including, without limitation, books, records, documents, files, memoranda, credit cards, passes, keys, computer access codes, computer disks, instructional manuals, tools, computers and any other physical property of any kind.

         10. JUDICIAL REVISION. In the event that any of the provisions, covenants, warranties or agreements in this Agreement are held by any Court to be in any respect an unreasonable restriction or are otherwise invalid, for any reason or cause, then the parties expressly authorize the Court to modify the period of time in which it operates, the scope of activity to which it pertains, or to make any other changes to the extent necessary to render any of the restrictions of this Agreement enforceable.

         11. SEVERABILITY. Each of the terms and provisions of this Agreement is to be deemed severable in whole or in part and, if any term or provision or the application thereof in any circumstances should be invalid, illegal or unenforceable, the remaining terms and provisions or the application thereof to circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and shall remain in full force and effect.

         12. BINDING AGREEMENT. This Agreement shall be binding upon the parties and their successors. EBIX may assign this Agreement to any successor in interest, or to a successor to any part thereof, provided that such successor is capable of meeting its obligations hereunder. This Agreement is not assignable by Executive.

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                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

         13. CONTROLLING LAW AND JURISDICTION. This Agreement shall be governed by, and interpreted and construed in accordance with, the internal laws of the State of Illinois without giving effect to the principles of conflict of laws thereof.

         14. LEGAL FEES. In any litigation, arbitration, or other legal proceeding which may arise between the parties hereto, the prevailing party shall be entitled to recover all his or its costs and all reasonable attorneys' fees in addition to any other relief to which the prevailing party may be entitled.

         15. PARACHUTE CAP. If it is determined (by the reasonable computation of EBIX's independent auditors, which determinations shall be certified by such auditors and set forth in a written certificate ("Certificate") delivered to Executive) that any amount paid or deemed paid to Executive pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the aggregate present value of such amount shall be reduced to an amount (expressed in present value) which maximizes the aggregate present value thereof without causing any portion thereof to be subject to Excise Taxes.

         16. LEGAL REPRESENTATION, REIMBURSEMENT. Executive agrees to assist EBIX, in any reasonable way, during EBIX's prosecution or defense of a lawsuit, or its representation at an administrative hearing or any other proceeding. EBIX agrees to be responsible for expenses and reasonable attorney's fees, in addition to lost wages and a reasonable hourly per diem. This provision shall survive any termination of Executive's employment hereunder for a period of three (3) years.

         17. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties with respect to the subject matter hereof, and may not be changed orally but only by an agreement in writing signed by the parties hereto and specifically referenced to this agreement.

         19. NON-WAIVER. The failure to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions. Further, any express waiver by any party with respect to any breach of any provision hereunder by any other party shall not constitute a waiver of such party's right to thereafter fully enforce every other provision of the Agreement.

         20. HEADINGS. All numbers and heading of paragraphs are for reference only and are not intended to qualify, limit or otherwise affect the meaning or interpretation of any paragraph.

         21. COUNTERPARTS. This Agreement may be executed in one or more counterparts which together shall constitute a single Agreement.


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

                                 EBIX.COM, INC.
                          EXECUTIVE SEVERANCE AGREEMENT

         WHEREFORE, the parties have executed this Agreement in Illinois on the date and year first above-written, said Agreement consisting of seven (7) pages.

EBIX.COM, INC.

By:  /s/ Robin Raina                                 Title: President and Chief
   -------------------------------------------------
By (Printed Name):  ROBIN RAINA                             Executive Officer


By:  /s/ William R. Baumel
   -------------------------------------------------
By (Printed Name):    WILLIAM R. BAUMEL, not individually, but solely as
authorized agent of ebix.com, Inc.


EXECUTIVE

Signature: /s/ Richard J. Baum
          ------------------------------------------
Printed Name:    RICHARD J. BAUM


Executive authorizes that payments, correspondences, and notices should be sent to the following address:

Address:
        --------------------------------------------

City, State, Zip Code:
                      ------------------------------

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